Exhibit 99.1

CENTRAL EUROPEAN MEDIA ENTERPRISES
REPORTS RECORD SECOND QUARTER AND FIRST HALF
2008 RESULTS

SECOND QUARTER
- Net Revenues Increase 41% -
- Segment EBITDA Increases 53% -
-Operating Income Grows 47% to $98.0 million -

SIX MONTHS
- Net Revenues Increase 45% -
- Segment EBITDA Increases 64% -
- Operating Income Grows 79% to $142.7 million -

HAMILTON, BERMUDA, July 30, 2008 – Central European Media Enterprises Ltd. (“CME”) (NASDAQ/Prague Stock Exchange - CETV) today announced financial results for the three months and six months ended June 30, 2008.

Net revenues for the second quarter of 2008 increased 41% to $305.4 million, compared to the second quarter of 2007. Operating income for the quarter increased $31.4 million to $98.0 million. Net income increased $33.0 million to $67.6 million, and fully diluted earnings per share increased by $0.75 to $1.58.  Segment EBITDA(1) for the second quarter increased 53% to $133.1 million, compared to the second quarter of 2007.

Net revenues for the six months ended June 30, 2008 increased 45% to $528.9 million, compared to the first half of 2007. Operating income for the first half increased $62.8 million to $142.7 million. Net income increased $48.2 million to $82.5 million, and fully diluted earnings per share increased $1.10 to $1.93.  Segment EBITDA for the six months ended June 30, 2008 increased 64% to $207.8 million, compared to the first half of 2007.

Michael Garin, CME’s Chief Executive Officer, commented: “The outstanding second quarter performance demonstrates both the strength of our networks and the continuing growth of the advertising markets across all of our markets. Our second quarter 44% Segment EBITDA margin driven by Czech and Romanian results is ahead of even our own expectations. We are delighted to report the first quarter of positive EBITDA in Croatia. Our Croatian success gives us confidence that we will achieve a similar leadership in Bulgaria in the next few years.”

Adrian Sarbu, CME’s Chief Operating Officer, added: “We are extremely pleased to have completed the buyout of the 30% minority interest in Studio 1+1. We intend to be the leading broadcaster in Ukraine with our operations generating $500 million of revenue and $200 million of Segment EBITDA in 2012.”

- continued -

(1)
Segment Data, Segment Net Revenues and Segment EBITDA as used in this press release are all non-US GAAP measures For further details, including a reconciliation to the most directly comparable US GAAP financial measures, see ‘Reconciliation Between Consolidated Statements of Operations and Segment Data (non-US GAAP)’ below.  We define Segment EBITDA margin as Segment EBITDA expressed as a percentage of Segment Net Revenue.

Consolidated Results for the Three Months Ended June 30, 2008

Consolidated Net Revenues for the three months ended June 30, 2008 increased by 41% to $305.4 million from $216.3 million for the three months ended June 30, 2007.  Operating income for the quarter was $98.0 million compared with $66.6 million for the three months ended June 30, 2007.  Net income for the quarter was $67.6 million compared to $34.6 million for the three months ended June 30, 2007. Fully diluted earnings per share for the three months ended June 30, 2008 was $1.58, increasing $0.75 compared to the three months ended June 30, 2007.

Headline Consolidated Results for the three months ended June 30, 2008 and 2007 were:

	CONSOLIDATED RESULTS (Unaudited)
	For the Three Months Ended June 30, (US $000’s)
	2008	2007	$ change	% change
Net Revenues	$305,391	$216,284	$89,107	41%
Operating income	$97,997	$66,579	$31,418	47%
Net income	$67,604	$34,590	$33,014	95%
Fully diluted earnings per share	$1.58	$0.83	$0.75	90%

Consolidated Results for the Six Months Ended June 30, 2008

Consolidated Net Revenues for the six months ended June 30, 2008 increased by 45% to $528.9 million from $364.2 million for the six months ended June 30, 2007.  Operating income for the period was $142.7 million compared with $79.9 million for the six months ended June 30, 2007.  Net income for the six months ended June 30, 2008 was $82.5 million compared to $34.3 million for the six months ended June 30, 2007. Fully diluted earnings per share for the six months ended June 30, 2008 was $1.93, increasing $1.10 compared to the six months ended June 30, 2007.

Headline Consolidated Results for the six months ended June 30, 2008 and 2007 were:

	CONSOLIDATED RESULTS (Unaudited)
	For the Six Months Ended June 30, (US $000’s)
	2008	2007	$ change	% change
Net Revenues	$528,861	$364,196	$164,665	45%
Operating income	$142,673	$79,866	$62,807	79%
Net income	$82,499	$34,340	$48,159	140%
Fully diluted earnings per share	$1.93	$0.83	$1.10	133%

Segment Results

We evaluate the performance of our operations based on Segment Net Revenues and Segment EBITDA (earnings before interest, taxes, depreciation and amortization).

Segment Results for the Three Months Ended June 30, 2008

For the three months ended June 30, 2008, Total Segment Net Revenues increased 41% to $305.4 million from $216.3 million for the three months ended June 30, 2007. Total Segment EBITDA for the three months ended June 30, 2008 increased 53% to $133.1 million from $86.9 million for the three months ended June 30, 2007. Segment EBITDA margin for the three months ended June 30, 2008 was 44% compared to 40% reported in the three months ended June 30, 2007.

Our Total Segment Net Revenues and Total Segment EBITDA for the three months ended June 30, 2008 and 2007 were:

	SEGMENT RESULTS (Unaudited)
	For the Three Months Ended June 30, (US $000's)
	2008	2007	$ change	% change
Segment Net Revenues – broadcast operations	$302,611	$214,987	$87,624	41%
Segment Net Revenues – non-broadcast operations	2,780	1,297	1,483	114%
Total Segment Net Revenues	$305,391	$216,284	$89,107	41%
Segment EBITDA – broadcast operations	$134,964	$87,175	$47,789	55%
Segment EBITDA – non-broadcast operations	(1,893)	(307)	(1,586)	Nm
Total Segment EBITDA	$133,071	$86,868	$46,203	53%
Segment EBITDA margin	44%	40%

Segment Results for the Six Months Ended June 30, 2008

For the six months ended June 30, 2008, Total Segment Net Revenues increased 45% to $528.9 million from $364.2 million for the six months ended June 30, 2007. Total Segment EBITDA for the six months ended June 30, 2008 increased 64% to $207.8 million from $127.0 million for the six months ended June 30, 2007. Segment EBITDA margin for the six months ended June 30, 2008 was 39% compared to 35% in the six months ended June 30, 2007.

Our Total Segment Net Revenues and Total Segment EBITDA for the six months ended June 30, 2008 and 2007 were:

	SEGMENT RESULTS (Unaudited)
	For the Six Months Ended June 30, (US $000's)
	2008	2007	$ change	% change
Segment Net Revenues – broadcast operations	$524,108	$362,409	$161,699	45%
Segment Net Revenues – non-broadcast operations	4,753	1,787	2,966	166%
Total Segment Net Revenues	$528,861	$364,196	$164,665	45%
Segment EBITDA – broadcast operations	$211,141	$127,889	$83,252	65%
Segment EBITDA – non-broadcast operations	(3,371)	(900)	(2,471)	Nm
Total Segment EBITDA	$207,770	$126,989	$80,781	64%
Segment EBITDA margin	39%	35%

CME will host a teleconference to discuss its second quarter results on Wednesday, July 30, 2008 at 10:00 a.m. New York time (3:00 p.m. London time and 4:00 p.m. Prague time). The teleconference will refer to presentation slides, which will be available on CME’s website at www.cetv-net.com prior to the call.

To access the teleconference, U.S. and international callers may dial +1 973-321-1024 ten minutes prior to the start time and reference passcode 56145627.  The conference call will be broadcast live via www.cetv-net.com.

A replay of the teleconference will be available for two weeks following the call and may be accessed by dialing +1 (800) 642-1687 for U.S. callers and +1 (706) 645-9291 for international callers, passcode  56145627.

Forward-Looking and Cautionary Statements

This press release contains forward-looking statements, including those with respect to our Ukrainian and Bulgarian operations. For these statements and all other forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond our control and some of which might not even be anticipated.  Future events and actual results, affecting our strategic plan as well as our financial position, results of operations and cash flows, could differ materially from those described in or contemplated by the forward-looking statements.  Important factors that contribute to such risks include, but are not limited to, general market and economic conditions in our markets as well as in the United States and Western Europe; the results of additional investment in Croatia and Ukraine; the impact of the buyout our partners in the Studio 1+1 group in Ukraine; the growth of television advertising spending and the rate of development of advertising in our markets; our ability to make future investments in television broadcast operations; our ability to develop and implement strategies regarding sales and multi-channel distribution; the performance of obligations by third parties with whom we have entered into agreements; the general political, economic and regulatory environments where we operate and application of relevant laws and regulations; the renewals of broadcasting licenses and our ability to obtain additional frequencies and licenses; and our ability to acquire necessary programming and attract audiences. For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in CME’s Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission on July 30, 2008.

This press release should be read in conjunction with our Form 10-Q for the three months ended June 30, 2008, which was filed with the Securities and Exchange Commission on July 30, 2008, and our Annual Report on Form 10-K for the year ended December 31, 2007 filed with the Securities and Exchange Commission on February 28, 2008.

We make available, free of charge, on our website at www.cetv-net.com our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the Securities and Exchange Commission.

CME is a TV broadcasting company operating leading networks in six Central and Eastern European countries with an aggregate population of approximately 90 million people. The company’s television stations are located in Croatia (Nova TV), Czech Republic (TV Nova, Nova Cinema, Galaxie Sport), Romania (PRO TV, PRO TV International, Acasa, PRO Cinema, Sport.ro and MTV Romania), Slovakia (TV Markíza, Galaxie Sport), Slovenia (POP TV, Kanal A) and Ukraine (Studio 1+1, Studio 1+1 International, Kino, Citi). CME is traded on the NASDAQ and the Prague Stock Exchange under the ticker symbol “CETV”.

###

For additional information, please visit www.cetv-net.com or contact:

Romana Tomasová,
Director of Corporate Communications,
Central European Media Enterprises
+44 20 7430 5357
romana.tomasova@cme-net.com

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS
(US$ 000’s, except share and per share data)
(Unaudited)

	For the Three Months Ended June 30
	2008	2007
Net revenues	$305,391	$216,284
Operating costs	37,045	30,944
Cost of programming	117,609	82,773
Depreciation of station property, plant and equipment	13,178	7,680
Amortization of broadcast licenses and other intangibles	8,188	5,165
Cost of revenues	176,020	126,562
Station selling, general and administrative expenses	17,666	15,699
Corporate operating costs (including non-cash stock-based compensation of $2.0 million and $ 1.3 million in the three months ended June 30, 2008 and 2007, respectively)	13,708	7,444
Operating income	97,997	66,579
Interest expense, net	(14,359)	(17,706)
Foreign currency exchange gain / (loss), net	6,881	(2,116)
Change in fair value of derivatives	(13,281)	7,528
Other income / (expense)	665	(546)
Income before provision for income taxes and minority interest	77,903	53,739
Provision for income taxes	(8,919)	(13,419)
Income before minority interest	68,984	40,320
Minority interest in income of consolidated subsidiaries	(1,380)	(5,730)
Net income	$67,604	$34,590

PER SHARE DATA:
Net income per share
Net income – Basic	$1.60	$0.84
Net income – Diluted	$1.58	$0.83

Weighted average common shares used in computing per share amounts (000s):
Basic	42,322	40,941
Diluted	42,836	41,407

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS
(US$ 000’s, except share and per share data)
(Unaudited)

	For the Six Months Ended June 30,
	2008	2007
Net revenues	$528,861	$364,196
Operating costs	70,307	56,601
Cost of programming	212,363	149,126
Depreciation of station property, plant and equipment	25,518	14,579
Amortization of broadcast licenses and other intangibles	15,854	10,327
Cost of revenues	324,042	230,633
Station selling, general and administrative expenses	38,421	31,480
Corporate operating costs (including non-cash stock-based compensation of $ 3.8 million and $ 2.6 million in the six months ended June 30, 2008 and 2007, respectively)	23,725	22,217
Operating income	142,673	79,866
Interest expense, net	(26,429)	(27,688)
Foreign currency exchange loss, net	(10,549)	(5,252)
Change in fair value of derivative	(23,539)	12,052
Other income / (expense)	1,325	(790)
Income before provision for income taxes and minority interest	83,481	58,188
Provision for income taxes	1,423	(18,478)
Income before minority interest	84,904	39,710
Minority interest in income of consolidated subsidiaries	(2,405)	(5,370)
Net income	$82,499	$34,340

PER SHARE DATA:
Net income per share
Net income – Basic	$1.95	$0.84
Net income – Diluted	$1.93	$0.83

Weighted average common shares used in computing per share amounts (000s):
Basic	42,319	40,867
Diluted	42,784	41,390

Segment Data

We manage our business on a geographic basis, and review the performance of each business segment using data that reflects 100% of operating and license company results. Our segments are comprised of Croatia, the Czech Republic, Romania, the Slovak Republic, Slovenia and our two businesses in Ukraine.

We evaluate the performance of our business segments based on Segment Net Revenues and Segment EBITDA.

Segment EBITDA is determined as segment net income/(loss), which includes costs for program rights amortization costs, before interest, taxes, depreciation and amortization of intangible assets. Items that are not allocated to our  business segments for purposes of evaluating their performance, and therefore are not included in Segment EBITDA, include:

•	expenses presented as corporate operating costs in our consolidated statements of operations;

•	stock-based compensation charges;

•	foreign currency exchange gains and losses;

•	changes in fair value of derivatives; and

•	certain unusual or infrequent items (e.g., extraordinary gains and losses, impairments of assets or investments).

We use Segment EBITDA as a component in determining management bonuses.

Below is a table showing our Segment EBITDA by operation and a reconciliation of these figures to our consolidated results for the three months and the six months ended June 30, 2008 and 2007:

Reconciliation between Consolidated Statements of Operations and Segment Data (non-US GAAP)

	SEGMENT FINANCIAL INFORMATION
	For the Three Months Ended June 30,
	(US $000's)
	Segment Net Revenues (1)		Segment EBITDA
	2008	2007	2008	2007
Country
Croatia (NOVA TV)	$18,094	$10,414	$1,683	$(2,167)
Czech Republic (TV NOVA, NOVA CINEMA and GALAXIE SPORT)	112,570	80,544	71,204	47,595
Romania (2)	79,842	52,224	38,293	22,530
Slovak Republic (TV MARKIZA)	37,097	29,652	13,974	11,712
Slovenia (POP TV and KANAL A)	26,210	20,095	10,866	8,388
Ukraine (STUDIO 1+1)	30,254	22,701	(1,894)	565
Ukraine (KINO, CITI)	1,324	654	(1,055)	(1,755)
Total Segment Data	$305,391	$216,284	$133,071	$86,868

Reconciliation to Consolidated Statement of Operations:
Consolidated Net Revenues / Income before provision for income taxes and minority interest	$305,391	$216,284	$77,903	$53,739
Corporate operating costs (including non-cash stock based compensation of $ 2.0 million and $ 1.3 million for the three months ended June 30, 2008 and 2007, respectively)	-	-	13,708	7,444
Depreciation of station assets	-	-	13,178	7,680
Amortization of broadcast licenses and other intangibles			8,188	5,165
Interest expense, net	-	-	14,359	17,706
Foreign currency exchange (gain) / loss, net	-	-	(6,881)	2,116
Change in fair value of derivatives	-	-	13,281	(7,528)
Other (income) / expense	-	-	(665)	546
Total Segment Data	$305,391	$216,284	$133,071	$86,868

(1) All net revenues are derived from external customers.  There are no inter-segmental revenues.

(2) Romanian channels are PRO TV, PRO CINEMA, ACASA, PRO TV INTERNATIONAL, SPORT.RO and MTV ROMANIA.

	SEGMENT FINANCIAL INFORMATION
	For the Six Months Ended June 30,
	(US $000's)
	Segment Net Revenues (1)		Segment EBITDA
	2008	2007	2008	2007
Country
Croatia (NOVA TV)	$29,628	$17,646	$(1,047)	$(6,819)
Czech Republic (TV NOVA, NOVA CINEMA and GALAXIE SPORT)	198,128	132,063	115,049	73,262
Romania (2)	137,838	91,566	61,669	37,666
Slovak Republic (TV MARKIZA)	63,331	48,329	23,111	17,468
Slovenia (POP TV and KANAL A)	44,161	32,764	15,206	11,389
Ukraine (STUDIO 1+1)	53,473	40,776	(3,957)	(1,805)
Ukraine (KINO, CITI)	2,302	1,052	(2,261)	(4,172)
Total Segment Data	$528,861	$364,196	$207,770	$126,989

Reconciliation to Consolidated Statement of Operations:
Consolidated Net Revenues / Income before provision for income taxes and minority interest	$528,861	$364,196	$83,481	$58,188
Corporate operating costs (including non-cash stock based compensation of $ 3.8 million and $ 2.6 million for the six months ended June 30, 2008 and 2007, respectively)	-	-	23,725	22,217
Depreciation of station assets	-	-	25,518	14,579
Amortization of broadcast licenses and other intangibles			15,854	10,327
Interest expense, net	-	-	26,429	27,688
Foreign currency exchange loss, net	-	-	10,549	5,252
Change in fair value of derivatives	-	-	23,539	(12,052)
Other (income) / expense	-	-	(1,325)	790
Total Segment Data	$528,861	$364,196	$207,770	$126,989

(1) All net revenues are derived from external customers.  There are no inter-segmental revenues.

(2) Romanian channels are PRO TV, PRO CINEMA, ACASA, PRO TV INTERNATIONAL, SPORT.RO and MTV ROMANIA.